SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 13, 2000

                                BRT REALTY TRUST
                                ----------------
               (Exact name of registrant as specified in charter)



        Massachusetts               1-7172                    13-2755856
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        (State or other      (Commission file no.)         (IRS Employer
         jurisdiction of                                      I.D. No. )
         incorporation)

        60 Cutter Mill Road, Suite 303, Great Neck, New York      11021
        ---------------------------------------------------------------
       (Address of principal executive offices)               (Zip code)

         Registrant's telephone number, including area code 516-466-3100
                                                            ------------


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Item 5.  Other Events.
----------------------

On March 13, 2000, registrant filed a Schedule 13D reporting its acquisition of an aggregate of 939,000 Common Shares of Beneficial Interest of Entertainment Properties Trust, representing 6.27% of the outstanding Common Shares of Entertainment Properties Trust, for a consideration of $12,602,829. All shares were acquired in open market transactions over the facilities of The New York Stock Exchange.

Reference is made to the Schedule 13D for information relating to registrant's purchase of these shares.


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                              Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  BRT REALTY TRUST


                                                  By:
                                                     -----------------------
                                                  Simeon Brinberg, Secretary



Date:  March 13, 2000